SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 9, 2001
(Date of earliest event reported)

ChevronTexaco Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Market Street, San Francisco, CA 94105
(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (415) 894-7700

Chevron Corporation
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On October 9, 2001, a wholly owned subsidiary of Chevron Corporation, a Delaware corporation (“Chevron”), merged (the “Merger”) with and into Texaco Inc., a Delaware corporation (“Texaco”), pursuant to an Agreement and Plan of Merger, dated as of October 15, 2000 (as amended, the “Merger Agreement”), by and among Chevron, Texaco and Keepep Inc., a Delaware corporation (“Keepep”). As a result of the Merger, Texaco became a wholly owned subsidiary of Chevron. In addition, Chevron changed its name to “ChevronTexaco Corporation” in connection with the Merger (ChevronTexaco Corporation is referred to herein as “ChevronTexaco”).

     Pursuant to the Merger Agreement, each outstanding share of Texaco common stock was converted into the right to receive 0.77 shares of ChevronTexaco common stock. No fractional shares of ChevronTexaco common stock will be issued and in lieu thereof former Texaco stockholders otherwise entitled to a fractional share will receive a cash payment in the amount of the proceeds from the sale of such fractional share in the market.

     In addition, pursuant to the Merger Agreement, each outstanding option granted by Texaco to purchase shares of Texaco common stock was converted into an option to acquire ChevronTexaco common stock having the same terms and conditions as the Texaco stock option had before the merger. The number of shares that each new ChevronTexaco option is exercisable for and the exercise price of each new option has been adjusted in accordance with the exchange ratio in the Merger. Each other stock-based award granted by Texaco under its employee or director plans or arrangements maintained as of October 15, 2000 has been converted into a similar ChevronTexaco stock-based award, adjusted as appropriate to preserve the award’s inherent value.

     The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, which is incorporated herein by reference.

     A copy of ChevronTexaco’s press release dated October 9, 2001 announcing the closing of the Merger is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

     In accordance with Item 7(a)(4), the financial statements required by Item 7(a) are not included in this report. ChevronTexaco expects that such financial statements will be filed within the 60-day period provided by Item 7(a)(4).

     (b)  Pro forma financial information.

     In accordance with Item 7(a)(4), the financial statements required by Item 7(b) are not included in this report. ChevronTexaco expects that such financial statements will be filed within the 60-day period provided by Item 7(a)(4).

     (c)  Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 15, 2000, among Chevron Corporation, Texaco Inc. and Keepep Inc. (incorporated by reference to Annex A to the joint proxy statement/prospectus, dated August 27, 2001, that forms a part of Chevron Corporation’s Registration Statement on Form S-4/A filed August 27, 2001 (File No. 333-54240)).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30, 2001, among Chevron Corporation, Texaco Inc. and Keepep Inc. (incorporated by reference to Annex A-1 to the joint proxy statement/prospectus, dated August 27, 2001, that forms a part of Chevron Corporation’s Registration Statement on Form S-4/A filed August 27, 2001 (File No. 333-54240)).

99.1*	Press Release dated October 9, 2001.

* Filed herewith.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, ChevronTexaco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRONTEXACO CORPORATION

Date: October 9, 2001	By:	/s/ S.J. Crowe

S.J. Crowe, Vice President and Comptroller Principal Accounting Officer and Duly Authorized Officer

Exhibit Index

2.1	Agreement and Plan of Merger, dated as of October 15, 2000, among Chevron Corporation, Texaco Inc. and Keepep Inc. (incorporated by reference to Annex A to the joint proxy statement/prospectus, dated August 27, 2001, that forms a part of Chevron Corporation’s Registration Statement on Form S-4/A filed August 27, 2001 (File No. 333-54240)).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 30, 2001, among Chevron Corporation, Texaco Inc. and Keepep Inc. (incorporated by reference to Annex A-1 to the joint proxy statement/prospectus, dated August 27, 2001, that forms a part of Chevron Corporation’s Registration Statement on Form S-4/A filed August 27, 2001 (File No. 333-54240)).

99.1*	Press Release dated October 9, 2001.

* Filed herewith.